                   ------------------------------------------------

                                   MAIRS AND POWER
                                 BALANCED FUND, INC.

                  -------------------------------------------------





               ANNUAL REPORT
               December 31, 1998






               W-1420 First National Bank Building
               332 Minnesota Street
               St. Paul, Minnesota 55101
               651-222-8478

TO OUR SHAREHOLDERS                                            February 11, 1999



FOURTH QUARTER RESULTS

     With the dire predictions made earlier in the year by many forecasters failing to materialize, the stock market staged a spectacular recovery in the final quarter of 1998. As a result, the Balanced Fund had one of its best quarters ever. Based on a December 31, 1998, net asset value per share of $50.05, the Fund produced a total investment return of 11.3% during the quarter after adjustment for the reinvestment of cash dividends and capital gain distributions. By comparison, the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average (DJIA) had respective returns of 21.4% and 17.6% while the Lehman Bros. Gov't/Corp. Bond Index was slightly above breakeven at 0.1%.

     The strong stock market rebound reflected an economy that gained momentum during the quarter instead of losing it and drifting toward a recession, as many had feared. In fact, real Gross Domestic Product (GDP) increased an incredible 5.6% (preliminary basis) in response to continued strength in consumer spending, stronger than expected business investment growth and a surprising turnaround in exports. Based on the GDP deflator, the annual rate of inflation slipped to 0.8%, the lowest rate in 40 years. Longer term interest rates remained relatively stable during the quarter as the effects of a strengthening economy offset the impact of a declining rate of inflation. Corporate profits are estimated to have reversed a third quarter decline with an increase in the area of 5% with most of the growth coming in service and technology as opposed to the industrial area of the economy. A major factor responsible for the improvement in corporate profits was a surprisingly strong 3.7% gain in productivity during the quarter.

     While most groups participated in the fourth quarter market recovery, the greatest strength was concentrated in a limited number of large capitalization growth issues mainly in the technology sector (communications equipment, computers, semiconductors and software). The weakest areas included basic industries (chemicals and metals), energy and capital goods. The best performing issues were characterized to a significant degree by strong near-term earnings momentum and lofty valuation levels. Within the Fund, the best performing issues included Corning (+52.9%), AMP (+45.6%), IBM (+43.5%) and Merrill Lynch (+41.5%) while those issues faring worst included Sturm Ruger (-23.6%), Schlumberger (-8.8%), MTS Systems (-8.5%) and Eastman Kodak (-6.3%).

1998 IN REVIEW


     In line with the overall stock market, the Balanced Fund recorded its fourth consecutive year of "double digit" returns in 1998. Although not as high as in recent years, the Fund earned a solid full year total investment return of 14.2% after adjustment for the reinvestment of cash dividends and capital gain distributions. This compared to higher respective returns of 28.7% and 18.1% for the Standard & Poor's 500 and DJIA and a lesser return of 9.5% for the Lehman Bros. Gov't/Corp. Bond Index. Relative to other comparable mutual funds, the Fund ranked 128th within a CDA/Wiesenberger universe of 340 domestic balanced funds.

     The past year marked the seventh straight year of economic growth since the current expansion began in 1991. Real GDP rose an above average 3.9% (preliminary basis) matching 1997's rate largely because of continued strength in consumer spending. This in turn reflected strong employment growth and a declining savings rate. Inflation remained well contained at 1% on the GDP deflator and 1.6% for the Consumer Price Index despite strong economic growth and a low unemployment rate. Corporate operating earnings are estimated to have increased in the mid "single digits" although special charges may have held net earnings at the previous year's level. Last year's economic performance was all the more impressive considering the many problems being faced in other parts of the world such as Asia/Pacific, Latin America and Russia.


OUTLOOK FOR 1999


     The remarkable economic expansion of recent years shows no signs of faltering as yet. Although the rate of growth is expected to moderate some in the coming year, real GDP is still expected to achieve an increase near the historical average of 2.4%. As long as employment continues to grow and confidence remains high, consumer spending should remain strong over the near term. Inflation is not expected to become a problem with strong competition continuing to result from excess production capacity on a worldwide basis in many areas. Corporate profits are expected to continue growing at a moderate rate as productivity gains offset higher costs.

     The bond market is forecasted to remain relatively stable over the coming year with economic growth expected to slow and inflation likely to remain under control in the 1-2% range. Consequently, fixed income returns are not expected to differ much from individual bond coupon rates. New supply seems likely to be confined mainly to the corporate area with budget surpluses expected to continue reducing government financing requirements.

     The stock market is expected to be anything but stable in the year ahead. Historically high valuation levels, the increasing speed with which information is disseminated and more of a short-term trading mentality that has developed for both individual and institutional investors all promise to keep volatility high or move it even higher over the immediate future. However, we are still inclined to believe that stock prices can move higher if corporate profits increase and interest rates remain stable. Ample liquidity in the hands of both individuals and corporations together with the absence of attractive investment alternatives are also expected to remain important ingredients for higher prices in the coming year.

                                                                William B. Frels
                                                                       President



           ----------------------------------------------------------------
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FUND,
                    S & P 500 INDEX, AND THE CONSUMER PRICE INDEX
           ----------------------------------------------------------------

                                MPB                   S&P                 CPI
1988               10,000.00             10,000.00           10,000.00
1989   11,766.51   11,767.00    17.67%   13,160.00   13.60%  10,480.00   4.80%
1990   11,926.37   11,927.03     1.36%   12,738.88   (3.20%) 11,045.92   5.40%
1991   15,012.92   15,013.75    25.88%   16,624.24   30.50%  11,509.85   4.20%
1992   15,892.45   15,893.55     5.86%   17,904.30    7.70%  11,855.14   3.00%
1993   17,616.83   17,618.00    10.85%   19,712.64   10.10%  12,175.23   2.70%
1994   17,250.37   17,251.55    (2.08%)  19,968.90    1.30%  12,503.96   2.70%
1995   22,432.04   22,433.91    30.04%   27,465.23   37.54%  12,816.56   2.50%
1996   26,454.51   26,456.31    17.93%   33,776.74   22.98%  13,239.51   3.30%
1997   33,867.89   33,869.37    28.02%   45,058.17   33.40%  13,464.58   1.70%
1998   38,663.93   38,665.28    14.16%   57,989.87   28.70%  13,680.01   1.60%


[GRAPH]


--------------------------------------------------
         Average Annual Total Returns
--------------------------------------------------
     1 Year         5 Year         10 Year
--------------------------------------------------
     14.2%          17.0%          14.5%
--------------------------------------------------

PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE.

                                 FINANCIAL HIGHLIGHTS

               (SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF
                  CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                 YEAR  ENDED DECEMBER 31
                                              1998          1997           1996          1995          1994
                                        --------------------------------------------------------------------------------
PER SHARE
Net asset value, beginning of year          $45.52         $36.84         $32.70         $26.21        $28.19

Investment operations:
  Net investment income                       1.29(*)        1.18           1.09           1.01          1.05
  Net realized and unrealized
    gains (losses) on investment              5.08           9.04           4.69           6.78         (1.63)
                                            -------        -------        -------        -------       -------

TOTAL FROM INVESTMENT OPERATIONS              6.37          10.22           5.78           7.78         (0.58)

Less distributions:
  Dividends (from net
   investment income)                        (1.24)         (1.19)         (1.10)         (1.02)        (1.03)

  Distributions (from capital gains)         (0.60)         (0.35)         (0.54)         (0.28)        (0.37)
                                            -------        -------        -------        -------       -------

TOTAL DISTRIBUTIONS                          (1.84)         (1.54)         (1.64)         (1.30)        (1.40)
                                            -------        -------        -------        -------       -------

NET ASSET VALUE, END OF YEAR                $50.05         $45.52         $36.84         $32.70        $26.21
                                            -------        -------        -------        -------       -------
                                            -------        -------        -------        -------       -------

TOTAL INVESTMENT RETURN                       14.2%          28.0%          17.9%          30.0%        (2.1)%
                                            -------        -------        -------        -------       -------
                                            -------        -------        -------        -------       -------

NET ASSETS, END OF YEAR
  (000'S OMITTED)                          $38,356        $28,790        $20,565        $16,979       $12,973

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
   average net assets                        0.91%          0.92%          1.08%          1.12%         1.11%


  Ratio of net investment
   income to average net
   assets                                    2.69%          2.81%          3.16%          3.47%         3.80%

PORTFOLIO TURNOVER RATE                     11.88%          5.32%          8.25%          3.95%         17.28%




(*) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                         STATEMENT OF ASSETS AND LIABILITIES
                                 AT DECEMBER 31, 1998

ASSETS
  Investments as annexed, at market value (cost $13,145,059)              $29,396,953
  U.S. Governments (cost $7,701,163)                                        7,811,769
  Cash                                                                        926,205
  Dividends and interest receivable                                           240,576
  Receivables for securities sold, not yet delivered                                0
  Prepaid expense                                                                   0
                                                                         ------------
  Total assets                                                             38,375,503

LIABILITIES
  Accrued management fee                                                       19,168
  Accrued custodian and transfer agent fee                                        726
  Payable for securities purchased, not yet received                                0
                                                                         ------------
  Total liabilities                                                            19,894

NET ASSETS
  Equivalent to $50.05 per share on 766,420 shares outstanding            $38,355,609
                                                                         ------------
                                                                         ------------
NET ASSETS CONSIST OF:
  Capital stock                                                           $    76,642
  Additional paid-in capital                                               21,903,802
  Accumulated undistributed net investment income                              14,369
  Accumulated overdistributed net realized gain (loss)
    on investment transactions                                                 (1,704)
  Net unrealized appreciation (depreciation) of investments                16,362,500
                                                                         ------------

TOTAL NET ASSETS                                                          $38,355,609
                                                                         ------------
                                                                         ------------

CAPITAL STOCK (par value $.10 a share)
  Shares authorized                                                        10,000,000
                                                                         ------------
                                                                         ------------

SEE ACCOMPANYING NOTES.

                               SCHEDULE OF INVESTMENTS
                                  DECEMBER 31, 1998


FIXED INCOME SECURITIES

                                                                                                      MARKET
   FACE                                                                                               VALUE
  AMOUNT                          SECURITY DESCRIPTION                                 COST         (NOTE 2a.)
----------   --------------------------------------------------------------------   ------------   ------------
             U.S.TREASURY & FEDERAL AGENCY OBLIGATIONS  20.4%
$  200,000   U.S. Treasury Notes                                7.125%   09/30/99    $  197,172     $  203,562
   250,000   Federal Farm Credit Bank                           6.25%    04/29/03       250,000        251,719
   260,000   Federal Farm Credit Bank                           6.30%    06/09/03       260,000        260,081
   250,000   Federal Farm Credit Bank                           6.48%    02/09/06       250,000        248,828
   250,000   Federal Home Loan Bank                             6.455%   02/22/02       250,000        253,672
   250,000   Federal Home Loan Bank                             6.885%   07/29/02       250,000        250,313
   250,000   Federal Home Loan Bank                             6.155%   10/30/02       250,000        250,547
   250,000   Federal Home Loan Bank                             6.55%    11/12/02       250,000        252,891
   250,000   Federal Home Loan Bank                             6.30%    05/19/03       250,000        251,953
   250,000   Federal Home Loan Bank                             7.42%    07/08/03       250,000        252,969
   250,000   Federal Home Loan Bank                             6.315%   11/25/03       250,000        250,703
   250,000   Federal Home Loan Bank                             7.012%   07/14/04       250,000        252,422
   250,000   Federal Home Loan Bank                             7.00%    07/14/05       250,000        256,328
   250,000   Federal Home Loan Bank                             7.00%    08/15/07       250,000        255,859
   250,000   Federal Home Loan Bank                             7.075%   07/25/12       250,000        259,922
   250,000   Federal Home Loan Bank                             7.02%    01/28/13       250,000        250,078
   250,000   Federal Home Loan Bank                             6.50%    09/18/13       250,000        248,828
   250,000   Federal Home Loan Mortgage Corporation             6.00%    12/01/05       250,000        249,531
   250,000   Federal Home Loan Mortgage Corporation             6.60%    11/19/13       250,000        248,359
   250,000   Federal National Mortgage Association              7.23%    05/17/04       250,000        255,703
   500,000   Federal National Mortgage Association              6.45%    04/04/05       499,922        506,875
   250,000   Federal National Mortgage Association              6.26%    08/03/05       249,687        252,969
   250,000   Federal National Mortgage Association              7.50%    02/02/07       250,000        254,609
   250,000   Federal National Mortgage Association              7.68%    04/24/07       249,844        257,266
   250,000   Federal National Mortgage Association              7.43%    06/13/07       250,000        257,578
   250,000   Federal National Mortgage Association              6.41%    01/16/08       248,516        254,688
   250,000   Federal National Mortgage Association              6.52%    03/05/08       250,000        255,391
   250,000   Federal National Mortgage Association              6.56%    04/23/08       249,272        256,250
   250,000   Federal National Mortgage Association              6.58%    06/16/08       250,000        253,437
   250,000   Federal National Mortgage Association              7.15%    11/03/10       246,750        258,438
                                                                                    ------------   ------------
                                                                                      7,701,163      7,811,769
                                                                                    ------------   ------------




                                                                                                 MARKET
   FACE                                                                                          VALUE
  AMOUNT                   SECURITY DESCRIPTION                                    COST        (NOTE 2a.)
----------   ----------------------------------------------------------------   -----------   -----------
             OTHER NON-CONVERTIBLE BONDS  9.0%
$ 300,000    Bankers Trust NY Corp.                       7.125%     07/31/02    $ 301,185     $ 311,156
  250,000    Household Finance Corp.                      7.00%      02/15/03      250,000       261,562
  265,000    J.C. Penney & Co.                            6.00%      05/01/06      239,613       264,503
  250,000    Bankers Trust NY Corp.                       6.70%      10/01/07      234,023       258,047
  250,000    Merrill Lynch and Co., Inc.                  7.00%      04/27/08      247,978       266,406
  250,000    General Foods Corporation                    7.00%      06/15/11      240,000       263,438
  200,000    Ford Motor Company Debentures                9.50%      09/15/11      199,836       266,000
  250,000    Goldman Sachs & Company                      8.00%      03/01/13      256,025       269,375
  250,000    Allstate Corp.                               7.50%      06/15/13      218,938       284,922
  250,000    CNA Financial Corp.                          6.95%      01/15/18      247,317       244,141
  250,000    Lincoln National Corp.                       7.00%      03/15/18      249,867       258,437
  250,000    Provident Companies                          7.00%      07/15/18      247,332       255,234
  250,000    South Jersey Gas Co.                         7.125%     10/22/18      250,000       248,516
                                                                                -----------   -----------
                                                                                 3,182,114     3,451,737
                                                                                -----------   -----------


            CONVERTIBLE BONDS  0.9%
  150,000   Cray Research, Inc.                           6.125%     02/01/11      101,000       108,750
  250,000   Noram Energy                                  6.00%      03/15/12      150,600       239,375
                                                                                -----------   -----------
                                                                                   251,600       348,125
                                                                                -----------   -----------


            NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK  1.3%
    6,000   Barclays Bank PLC, Series E                   $2.00                    150,000       159,750
    2,500   J. P. Morgan & Co., Series A, Adj Rate Pf     $5.00                    143,720       225,000
    2,000   St. Paul Capital Pf                           $3.00                    100,000       129,000
                                                                                -----------   -----------
                                                                                   393,720       513,750
                                                                                -----------   -----------
            TOTAL FIXED INCOME SECURITIES  31.6%                                11,528,597    12,125,381
                                                                                -----------   -----------
                                                                                -----------   -----------

COMMON STOCK
                                                                    MARKET
NUMBER OF                                                           VALUE
 SHARES             SECURITY DESCRIPTION              COST        (NOTE 2a.)
---------  -------------------------------------  -----------   ------------
           BASIC INDUSTRIES  7.6%
10,000     Bemis Company, Inc.                    $  355,803     $  379,375
 5,000     Cooper Industries, Inc.                   186,470        238,438
 6,000     Delta Air Lines, Inc.                     206,976        312,000
20,000     Graco Inc.                                191,200        590,000
10,000     Ingersoll-Rand Company                    173,547        472,500
10,000     Pentair, Inc.                             114,022        398,125
10,000     Weyerhaeuser Company                      363,280        508,125
                                                  -----------    -----------
                                                   1,591,298      2,898,563

           CONSUMER  9.0%
 7,000     American Greetings Class A                189,500        287,437
 6,000     Briggs & Stratton Corporation              98,048        299,250
 8,000     Deluxe Corp.                              225,206        292,500
 3,000     Eastman Kodak Company                     126,006        216,000
 3,000     General Mills, Inc.                       151,030        233,250
 6,000     Genuine Parts Company                     112,273        200,625
 6,000     Hershey Foods Corporation                 146,610        373,125
15,000     Hormel (Geo. A.) & Company                354,345        491,250
10,000     Jostens, Inc.                             199,575        261,875
10,000     Kimberly Clark                            471,200        545,000
20,000     Sturm, Ruger & Co., Inc.                  173,385        238,750
                                                  -----------    -----------
                                                   2,247,178      3,439,062

           ENERGY  5.7%
 8,000     Amoco Corporation                         140,723        479,000
 8,000     Burlington Resources Inc.                 268,322        286,500
 4,000     Exxon Corporation                          20,793        292,500
 5,000     Mobil Corporation                          54,750        435,625
 6,000     Murphy Oil Corporation                    162,066        247,500
10,000     Schlumberger, Limited                     330,590        463,750
                                                  -----------    -----------
                                                     977,244      2,204,875

           FINANCIAL  17.9%
 5,000     American Express Company                   99,215        512,500
 8,000     BankAmerica Corporation                   216,194        481,000
25,000     Community First Bankshares, Inc.          314,155        526,563
 7,600     Firstar Corporation                       163,175        706,800
 5,062     Jefferson-Pilot Corp.                      60,323        379,650
16,000     Merrill Lynch & Co., Inc.                 302,986      1,068,000
 5,000     J. P. Morgan & Co., Inc.                  187,765        525,312
12,000     ReliaStar Financial Corp.                 110,625        553,500
15,000     U.S. Bancorp                               58,358        532,500
40,000     Wells Fargo & Company                      94,825      1,597,500
                                                  -----------    -----------
                                                   1,607,621      6,883,325

COMMON STOCK
                                                                           MARKET
NUMBER OF                                                                  VALUE
 SHARES             SECURITY DESCRIPTION                       COST      (NOTE 2a.)
---------  -------------------------------------------    ------------  ------------
           HEALTH CARE  11.1%
13,000     American Home Products Corporation             $   227,143   $   732,875
 5,000     Baxter International Inc.                           70,751       321,563
 8,000     Bristol-Myers Squibb Company                       205,563     1,070,500
17,000     Pfizer Inc.                                        125,837     2,125,000
                                                          ------------  ------------
                                                              629,294     4,249,938

           TECHNOLOGY  11.5%
 8,723     AMP Incorporated                                   287,583       454,141
15,000     Corning Inc.                                       442,571       675,000
 6,000     Emerson Electric Co.                               128,697       363,000
 7,000     Honeywell Inc.                                     218,831       527,187
 4,000     International Business Machines Corporation         96,740       737,500
35,000     MTS Systems Corporation                            274,375       472,500
 6,000     Minnesota Mining & Manufacturing Company           326,172       426,750
20,000     National Computer Systems, Inc.                    121,380       740,000
                                                          ------------  ------------
                                                            1,896,349     4,396,078

           UTILITIES  2.6%
 5,000     American Water Works Company, Inc.                 130,600       168,750
 7,000     GTE Corporation                                     96,007       455,000
 6,000     U S West Inc.                                      142,034       387,750
                                                          ------------  ------------
                                                              368,641     1,011,500
                                                          ------------  ------------
           TOTAL COMMON STOCK  65.4%                        9,317,625    25,083,341

           TOTAL INVESTMENTS  97.0%                       $20,846,222    37,208,722
                                                          ------------  ------------
                                                          ------------

           OTHER ASSETS IN EXCESS OF LIABILITIES 3.0%                     1,146,887
                                                                        ------------
           NET ASSETS  100%                                             $38,355,609
                                                                        ------------
                                                                        ------------


SEE ACCOMPANYING NOTES.

                               STATEMENT OF OPERATIONS
                             Year ended December 31, 1998


INVESTMENT INCOME
Income:
    Dividends                                          $  451,512
    Interest                                              756,837
                                                      -----------
  TOTAL INCOME                                                      $  1,208,349

Expenses:
    Investment advisory fees (NOTE 5)                     203,541
    Administrative fees                                    47,508
    Transfer agent fees (NOTE 5)                           22,911
    Legal and audit fees                                   20,929
    Custodian fees                                          8,284
    Other fees and expenses                                 1,487
                                                      -----------
  TOTAL EXPENSES                                                         304,660
                                                                     -----------
  NET INVESTMENT INCOME                                                  903,689

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
    Net realized gains on investments sold                452,769
    Unrealized appreciation of investments              3,156,726
                                                      -----------
  NET GAIN ON INVESTMENTS                                              3,609,495
                                                                     -----------
  INCREASE IN NET ASSETS FROM OPERATIONS                             $ 4,513,184
                                                                     -----------
                                                                     -----------

SEE ACCOMPANYING NOTES.

                          STATEMENT OF CHANGES IN NET ASSETS

                                                         Year ended December 31
                                                           1998          1997
                                                     ---------------------------
OPERATIONS
  Net investment income                               $   903,689   $   694,882
  Net realized gains on investments sold                  452,769       222,772
  Unrealized appreciation of investments                3,156,726     5,145,492
                                                      -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS                  4,513,184     6,063,146

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                             (889,320)     (707,676)
  Short-term gain distributed as ordinary income               -         (4,819)
  From net realized gains                                (454,472)     (219,253)
                                                      -----------   -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    (1,343,792)     (931,748)


CAPITAL STOCK TRANSACTIONS
  Proceeds from shares sold                             8,482,738     3,869,174
  Reinvestment of distributions from net
   investment income and net realized gains             1,089,262       735,269
  Cost of shares redeemed                              (3,175,376)   (1,511,262)
INCREASE IN NET ASSETS FROM
  CAPITAL STOCK TRANSACTIONS                            6,396,624     3,093,181
                                                      -----------   -----------

TOTAL INCREASE IN NET ASSETS                            9,566,016     8,224,579

NET ASSETS
  Beginning of year                                    28,789,593    20,565,014
                                                      -----------   -----------
  End of year (including undistributed
   investment income of $14,369 and
   $73,712, respectively)                             $38,355,609   $28,789,593
                                                      -----------   -----------
                                                      -----------   -----------
CHANGES IN CAPITAL STOCK
  Shares sold                                             178,359        93,778
  Shares issued for reinvested distributions               22,241        17,070
  Shares redeemed                                         (66,720)      (36,542)
                                                      -----------   -----------
NET INCREASE IN SHARES                                    133,880        74,306
                                                      -----------   -----------
                                                      -----------   -----------

SEE ACCOMPANYING NOTES.

                            NOTES TO FINANCIAL STATEMENTS
                                  December 31, 1998



Note 1 -- The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The investment objective of the Fund is to provide regular current income, the potential for capital appreciation, and a moderate level of volatility by investing in a diversified list of securities, including bonds, preferred stocks, common stocks and other securities convertible into common stock.

Note 2 -- Significant accounting polices of the Fund are as follows:

          (a) Market value of investments is based on the last reported sale price on December 31 for listed securities or the mean of the bid and asked price for other securities. Security transactions are recorded on the trade date, the date on which securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

          (b) The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all income taxes.

          (c) Effective January 1, 1998, the Fund discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of redemptions of Fund shares, equivalent on a per-share basis to the amount of the undistributed net investment income, is charged or credited to undistributed net investment income.


              The balance of equalization included in undistributed net investment income at the date of change, which was $15,984, was reclassified to additional paid-in capital. Such reclassification had no effect on net assets, results of operations, or net asset value per share of the Fund.

                                  December 31, 1998


          (d) Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, cumulative permanent book and tax basis differences relating to shareholder distributions have been reclassified between accumulated undistributed net investment income, accumulated overdistributed net realized gain on investment transactions and additional paid-in capital. Net investment income, net realized gains on investments sold, and net assets were not affected by this reclassification.

Note 3 -- Purchases and sales of investment securities, excluding government and short-term securities, during the year ended December 31, 1998 aggregated $9,507,196 and $3,842,825, respectively.

Note 4 -- Net unrealized appreciation on investments for Federal income tax purposes aggregated $16,362,500, of which $16,371,614 related to appreciated investment securities and $9,114 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $20,846,222.

Note 5 -- The investment advisory fees were paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees were paid to the adviser pursuant to an advisory agreement approved by the directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fees were also paid to Mairs and Power, Inc. who serves as transfer agent. Directors of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended totaling $6,000 in 1998. No compensation was paid to any other director or officer of the Fund.

Note 6 -- The Board of Directors authorized a two-for-one split of the Fund's common stock announced on June 19, 1998. The stock split was in the form of a 100% stock dividend payable June 22, 1998 to shareholders of record on June 19, 1998. The impact of the stock split has been reflected in the financial statements and all share and per share data included herein.

                            REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders
Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Balanced Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Balanced Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

January 22, 1999

                           SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------
This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.


                                                                      PER SHARE
                                             ---------------------------------------------------
                                                          DISTRIBU-                 PERFORMANCE
                                                           TIONS OF    DIVIDENDS       OF AN
                   SHARES                                  REALIZED     FROM NET      ASSUMED
                    OUT-         TOTAL NET   NET ASSETS   SECURITIES   INVESTMENT  INVESTMENT OF
    DATES         STANDING        ASSETS       VALUE        GAINS        INCOME       $10,000*
-------------    ---------    ------------   ----------   ----------   ----------  -------------
Dec. 31, 1974      39,930     $    436,518    $ 10.93      $ 0.33        $ 0.80      $  7,952
Dec. 31, 1975      53,298     $    695,686    $ 13.06      $ 0.52        $ 0.70      $ 10,556
Dec. 31, 1976      60,638     $    973,550    $ 16.06      $ 0.43        $ 0.80      $ 14,058
Dec. 31, 1977      94,234     $  1,439,735    $ 15.28      $ 0.39        $ 0.88      $ 14,500
Dec. 31, 1978     100,458     $  1,439,598    $ 14.33      $ 0.35        $ 1.00      $ 14,862
Dec. 31, 1979     113,790     $  1,644,853    $ 14.46      $ 0.30        $ 1.10      $ 16,446
Dec. 31, 1980     129,196     $  1,969,896    $ 15.25      $ 0.21        $ 1.25      $ 19,132
Dec. 31, 1981     132,236     $  1,928,460    $ 14.59          -         $ 1.21      $ 19,823
Dec. 31, 1982     135,050     $  2,274,421    $ 16.84      $ 0.33        $ 1.25      $ 25,480
Dec. 31, 1983     155,828     $  2,907,432    $ 18.66          -         $ 1.28      $ 30,244
Dec. 31, 1984     155,810     $  2,729,570    $ 17.52      $ 0.45        $ 1.28      $ 31,334
Dec. 31, 1985     183,348     $  3,837,245    $ 20.93      $ 0.35        $ 1.13      $ 40,447
Dec. 31, 1986     253,724     $  5,395,111    $ 21.27      $ 1.87        $ 0.98      $ 46,655
Dec. 31, 1987     295,434     $  5,772,298    $ 19.54      $ 1.09        $ 1.06      $ 47,457
Dec. 31, 1988     317,426     $  6,569,555    $ 20.70      $ 0.42        $ 1.12      $ 54,053
Dec. 31, 1989     344,486     $  7,886,058    $ 22.89      $ 0.33        $ 1.08      $ 63,602
Dec. 31, 1990     366,158     $  8,075,488    $ 22.06      $ 0.07        $ 1.07      $ 64,466
Dec. 31, 1991     400,276     $ 10,676,264    $ 26.67          -         $ 1.00      $ 81,149
Dec. 31, 1992     428,672     $ 11,535,822    $ 26.91      $ 0.30        $ 1.00      $ 85,904
Dec. 31, 1993     476,860     $ 13,441,576    $ 28.19      $ 0.63        $ 0.99      $ 95,225
Dec. 31, 1994     494,968     $ 12,972,976    $ 26.21      $ 0.37        $ 1.03      $ 93,244
Dec. 31, 1995     519,272     $ 16,978,753    $ 32.70      $ 0.28        $ 1.02      $121,253
Dec. 31, 1996     558,234     $ 20,565,014    $ 36.84      $ 0.54        $ 1.10      $142,996
Dec. 31, 1997     632,540     $ 28,789,593    $ 45.52      $ 0.35        $ 1.19      $183,068
Dec. 31, 1998     766,420     $ 38,355,609    $ 50.05      $ 0.60        $ 1.24      $208,992



*Assumes the reinvestment of all income dividends and capital gain distributions for a $10,000 investment made at the beginning of 1974.
--------------------------------------------------------------------------------
Above data has been adjusted to reflect the 2-for 1 stock split paid to shareholders on June 22, 1998.

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

--------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS -- THE AVERAGE ANNUAL TOTAL RETURNS FOR THE
   FUND (PERIODS ENDED DECEMBER 31, 1998) ARE AS FOLLOWS:

          1 YEAR: + 14.2%     5 Years: + 17.0%         10 Years: + 14.5%

   THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT
   RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
--------------------------------------------------------------------------------

                                OFFICERS AND DIRECTORS
                                ----------------------

William B. Frels . . . . . . . . . . . . . . . .President and Director
George A. Mairs, III . . . . . . . . . . . . . .Secretary and Director
Peter G. Robb. . . . . . . . . . . . . . . Vice-President and Director
Lisa J. Hartzell . . . . . . . . . . . . . . . . . . . . . . Treasurer
Charlton Dietz . . . . . . . . . . . . . . . . . . . . . . . .Director
Donald E. Garretson. . . . . . . . . . . . . . . . . . . . . .Director
J. Thomas Simonet. . . . . . . . . . . . . . . . . . . . . . .Director


INVESTMENT ADVISER

Mairs and Power, Inc.
W-1420 First National Bank Building
332 Minnesota Street
Saint Paul, Minnesota 55101-1363

INDEPENDENT AUDITORS

Ernst & Young, LLP
1400 Pillsbury Center
200 South Sixth Street
Minneapolis, Minnesota 55402

TRANSFER AGENT

Mairs and Power, Inc.
W-1420 First National Bank Building
332 Minnesota Street
Saint Paul, Minnesota 55101-1363

CUSTODIAN

Firstar Bank Milwaukee
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

                    SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES
                                     651-222-8478

                                   MAIRS AND POWER

                                 BALANCED FUND, INC.